UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2011
TECHTARGET, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33472	04-3483216

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, Massachusetts	02466

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 431-9200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
On April 19, 2011, TechTarget, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm. On April 22, 2011, the Company engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm for the fiscal year ending December 31, 2011. The decision to dismiss Ernst & Young and the decision to engage BDO were each approved by the Audit Committee of the board of directors (the “Committee”).
During the Company’s past two fiscal years ended December 31, 2010 and December 31, 2009 and through April 19, 2011, neither the Company, nor anyone acting on its behalf, consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements; nor was a written report or oral advice provided to the Company which BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
In each of the Company’s past two fiscal years ended December 31, 2010 and December 31, 2009, Ernst & Young’s annual reports to the Company did not contain adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Ernst & Young’s reports on the Company’s internal controls over financial reporting as of December 31, 2010 and as of December 31, 2009 each contained an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting because of material weaknesses.
In each of the Company’s past two fiscal years ended December 31, 2010 and December 31, 2009 and through April 19, 2011, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement would have caused it to make reference to the subject matter of the disagreement in its report on the Company’s financial statements.
Under Item 304(a)(1)(v)(A) of Regulation S-K, Ernst & Young has advised the Company of material weaknesses in the Company’s internal controls over financial reporting identified by management and reported on the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2010 and December 31, 2009. No other reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s fiscal years ended December 31, 2010 and December 31, 2009 and through April 19, 2011.
On April 19, 2011, the Company requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of this letter received from Ernst & Young in response to such request, which is dated April 22, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.
Date: April 25, 2011	By:	/s/ JEFFREY WAKELY
Jeffrey Wakely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated April 22, 2011, regarding change in certifying accountant